UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-6103

Investors Cash Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	09/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2006

Semiannual Report to
Shareholders

Government & Agency
Securities Portfolio

DWS Government Cash
Institutional Shares Fund #144

Government Cash
Managed Shares Fund #244

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit dws-scudder.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include account maintenance fees which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006
Actual Portfolio Return	DWS Government Cash Institutional Shares	Government Cash Managed Shares
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,024.90	$ 1,023.70
Expenses Paid per $1,000*	$ 1.17	$ 2.23
Hypothetical 5% Portfolio Return	DWS Government Cash Institutional Shares	Government Cash Managed Shares
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,023.92	$ 1,022.86
Expenses Paid per $1,000*	$ 1.17	$ 2.23

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
DWS Government Cash Institutional Shares	.23%
Government Cash Managed Shares	.44%

For more information, please refer to the Portfolio's prospectus.

Portfolio Summary

Investors Cash Trust — Government & Agency Securities Portfolio

Asset Allocation	9/30/06	3/31/06

Agencies Not Backed by the Full Faith and Credit of the US Government	20%	12%
Repurchase Agreements	80%	88%
	100%	100%
Weighted Average Maturity	9/30/06	3/31/06
Investors Cash Trust — Government & Agency Securities Portfolio	45 days	13 days
Government & Agencies Retail Money Fund Average*	34 days	30 days

* The Portfolio is compared to its respective iMoneyNet category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolio's holdings, see pages 5-7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Portfolio of Investments as of September 30, 2006 (Unaudited)

Government & Agency Securities Portfolio	Principal Amount ($)	Value ($)

Agencies Not Backed by the Full Faith and Credit of the US Government 20.3%
Federal Home Loan Bank, 5.5%, 10/2/2007	3,775,000	3,775,000
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	3,000,000	2,984,122
4.75%, 2/6/2007	4,000,000	4,000,000
4.92%, 2/28/2007	6,000,000	6,000,000
5.25%, 5/4/2007	4,000,000	4,000,000
5.325%, 5/3/2007	6,000,000	6,000,000
5.35%, 5/25/2007	14,000,000	14,000,000
5.35% *, 7/6/2007	30,000,000	29,991,051
Federal National Mortgage Association, 5.203%*, 12/28/2007	40,000,000	39,973,489
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $110,723,662)		110,723,662

Repurchase Agreements 80.1%
Banc of America Securities LLC, 5.28%, dated 8/25/2006, to be repurchased at $20,152,533 on 10/16/2006 (a)	20,000,000	20,000,000
Banc of America Securities LLC, 5.29%, dated 8/16/2006, to be repurchased at $50,506,958 on 10/24/2006 (b)	50,000,000	50,000,000
Bear Stearns & Co., Inc., 5.39%, dated 9/29/2006, to be repurchased at $80,035,933 on 10/2/2006 (c)	80,000,000	80,000,000
BNP Paribas, 5.28%, dated 9/20/2006, to be repurchased at $40,486,934 on 12/12/2006 (d)	40,000,000	40,000,000
BNP Paribas, 5.39%, dated 9/29/2006, to be repurchased at $23,010,331 on 10/2/2006 (e)	23,000,000	23,000,000
Credit Suisse First Boston LLC, 5.28%, dated 9/7/2006, to be repurchased at $65,581,533 on 11/7/2006 (f)	65,000,000	65,000,000
JPMorgan Securities, Inc., 5.39%, dated 9/29/2006, to be repurchased at $73,032,789 on 10/2/2006 (g)	73,000,000	73,000,000
Lehman Brothers, Inc., 5.28%, dated 9/1/2006, to be repurchased at $45,396,000 on 10/31/2006 (h)	45,000,000	45,000,000
Merrill Lynch & Co., Inc., 5.28%, dated 9/20/2006, to be repurchased at $40,486,934 on 12/12/2006 (i)	40,000,000	40,000,000
State Street Bank and Trust Co., 4.78%, dated 9/29/2006, to be repurchased at $643,256 on 10/2/2006 (j)	643,000	643,000
Total Repurchase Agreements (Cost $436,643,000)		436,643,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $547,366,662)+	100.4	547,366,662
Other Assets and Liabilities, Net	(0.4)	(2,294,786)
Net Assets	100.0	545,071,876

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2006.

+ The cost for federal income tax purposes was $547,366,662.

(a) Collateralized by $20,319,418 Federal Home Loan Mortgage Corp., 5.5%, maturing on 10/1/2021 with a value of $20,400,000.

(b) Collateralized by $51,409,132 Federal National Mortgage Association, with various coupon rates from 4.0-7.5%, with various maturities of 3/1/2018 - 8/1/2036 with a value of $51,000,001.

(c) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

13,352,906	Federal National Mortgage Association	5.0-7.5	8/25/2007-1/25/2048	13,351,154
2,364,597	Federal National Mortgage Association, Principal Only	—	1/25/2032-4/25/2035	1,733,218
62,613,162	Federal Home Loan Mortgage Corp.	4.5-7.0	3/15/2019-9/15/2035	61,264,407
260,422	Federal Home Loan Mortgage Corp., Principal Only	—	8/15/2033-3/15/2034	154,561
5,300,000	Government National Mortgage Association	5.0-6.5	5/20/2025-11/20/2031	5,097,554
Total Collateral Value				81,600,894

(d) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

33,778,308	Federal National Mortgage Association	5.653-6.0	1/1/2036-8/1/2036	34,280,785
18,552,914	Federal Home Loan Mortgage Corp.	6.0	2/1/2036	18,749,439
Total Collateral Value				53,030,224

(e) Collateralized by $23,685,000 Federal Home Loan Bank System, 4.25%, maturing on 10/5/2011 with a value of $23,460,979.

(f) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

44,119,149	Federal National Mortgage Association	4.516-5.25	2/1/2035-1/1/2036	43,617,991
23,571,976	Federal Home Loan Mortgage Corp.	4.727	9/1/2035	22,684,842
Total Collateral Value				66,302,833

(g) Collateralized by $76,609,531 Federal National Mortgage Association, 4.5%, maturing on 3/1/2020 with a value of $74,460,394.

(h) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

16,563,168	Federal National Mortgage Association	6.0-8.0	12/1/2029-10/1/2036	16,765,046
28,830,000	Federal Home Loan Mortgage Corp.	6.0	9/1/2036	29,135,408
Total Collateral Value				45,900,454

The accompanying notes are an integral part of the financial statements.

(i) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

4,594,770	Federal National Mortgage Association	3.34-5.845	7/25/2023-9/25/2031	3,940,391
36,791,376	Federal National Mortgage Association, Interest Only	1.42-2.87	5/25/2031-8/25/2034	3,250,725
48,986,722	Federal Home Loan Mortgage Corp.	Zero Coupon-5.5	11/12/2023-11/15/2035	28,051,673
72,601,759	Federal Home Loan Mortgage Corp., Interest Only	1.37-2.72	12/15/2028-4/15/2035	5,557,674
Total Collateral Value				40,800,463

(j) Collateralized by $645,000 US Treasury Note, 5.125%, maturing on 6/30/2008 with a value of $657,094.

Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities — Government & Agency Securities Portfolio as of September 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, valued at amortized cost	$ 110,723,662
Repurchase agreements, valued at amortized cost	436,643,000
Total Investments in securities, valued at amortized cost	547,366,662
Cash	487
Interest receivable	2,238,290
Receivable for Portfolio shares sold	159,685
Other assets	52,956
Total assets	549,818,080
Liabilities
Payable for investments purchased	3,775,000
Dividends payable	739,903
Payable for Portfolio shares redeemed	16,488
Accrued management fee	56,186
Other accrued expenses and payables	158,627
Total liabilities	4,746,204
Net assets, at value	$ 545,071,876
Net Assets
Net assets consist of: Undistributed net investment income	18,314
Paid-in capital	545,053,562
Net assets, at value	$ 545,071,876
Net Asset Value
Service Shares Net assets applicable to shares outstanding	$ 184,767,736
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	184,763,085
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
DWS Government Cash Institutional Shares Net assets applicable to shares outstanding	$ 174,024,544
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	174,021,406
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Government Cash Managed Shares Net assets applicable to shares outstanding	$ 186,279,596
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	186,276,387
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2006 (Unaudited)
Investment Income	Government & Agency Securities Portfolio
Income: Interest	$ 11,965,686
Expenses: Management fee	350,209
Services to shareholders	106,501
Custodian fees	14,357
Distribution service fees	191,251
Auditing	24,588
Legal	13,839
Trustees' fees and expenses	14,362
Reports to shareholders	17,435
Registration fees	25,388
Other	21,830
Total expenses, before expense reductions	779,760
Expense reductions	(19,620)
Total expenses, after expense reductions	760,140
Net investment income	11,205,546
Realized and Unrealized Gain (Loss) from Investment Transactions
Net increase (decrease) in net assets resulting from operations	$ 11,205,546

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Government & Agency Securities Portfolio
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations: Net investment income	$ 11,205,546	$ 15,677,614
Net increase (decrease) in net assets resulting from operations	11,205,546	15,677,614
Distributions to shareholders from: Net investment income: Service Shares	(4,408,579)	(6,675,761)
DWS Government Cash Institutional Shares	(2,238,001)	(2,641,028)
Government Cash Managed Shares	(4,559,382)	(6,360,825)
Portfolio share transactions: Proceeds from shares sold	765,623,009	1,419,728,633
Reinvestment of distributions	6,830,622	9,358,777
Cost of shares redeemed	(787,579,001)	(1,387,771,697)
Net increase (decrease) in net assets from Portfolio share transactions	(15,125,370)	41,315,713
Increase (decrease) in net assets	(15,125,786)	41,315,713
Net assets at beginning of period	560,197,662	518,881,949
Net assets at end of period (including undistributed net investment income of $18,314 and $18,730, respectively)	$ 545,071,876	$ 560,197,662

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Government & Agency Securities Portfolio — DWS Government Cash Institutional Shares

Years Ended March 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.025	.035	.015	.009	.015	.03
Distributions from net investment income	(.025)	(.035)	(.015)	(.009)	(.015)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	2.49**	3.59	1.55	.95	1.52	3.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174	106	113	124	138	134
Ratio of expenses (%)	.23*	.23	.20	.20	.20	.19
Ratio of net investment income (%)	4.90*	3.53	1.53	.95	1.51	3.01

Government & Agency Securities Portfolio — Government Cash Managed Shares

Years Ended March 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.024	.033	.013	.007	.013	.03
Distributions from net investment income	(.024)	(.033)	(.013)	(.007)	(.013)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	2.37**	3.35	1.30	.68	1.27	2.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	186	233	195	175	79	55
Ratio of expenses (%)	.44*	.46	.45	.44	.45	.43
Ratio of net investment income (%)	4.69*	3.30	1.28	.71	1.26	2.77

a For the six months ended September 30, 2006 (Unaudited).

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Investors Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment management company organized as a Massachusetts business trust. The Trust offers two series of shares (Portfolios) — the Government & Agency Securities Portfolio (the "Portfolio") and the Treasury Portfolio. The Government & Agency Securities Portfolio offers multiple classes of shares that include Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares. The Treasury Portfolio offers Institutional Shares (formerly Service Shares) and Premier Money Market Shares. Certain detailed financial information for the Service Shares of the Government & Agency Securities Portfolio is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Trust a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Trust is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Trust and is not in a position at this time to estimate the significance of its impact, if any, on the Trust's financial statements.

Distribution of Income. Net investment income of the Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the portfolio.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with each specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Trust.

Contingencies. In the normal course of business, the Trust may enter into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been made. However, based on experience, the Trust expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Trust in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Trust. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Trust pays a monthly investment management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

Effective April 1, 2006 through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Trust to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Expense Limit*
Government & Agency Securities Portfolio: Service Shares	.250%

* Certain expenses, such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses are excluded from the expense limitation.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Portfolio. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Portfolio. For the six months ended September 30, 2006, the amount charged to the Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio by DWS-SISC aggregated as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2006
Government & Agency Securities Portfolio:
Service Shares	$ 4,721	$ 4,721	$ —
DWS Government Cash Institutional Shares	7,799	—	6,805
Government Cash Managed Shares	83,306	—	59,764

Distribution Services Agreement.

DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, provides information and administrative services ("Service Fee") to the Service Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio at an annual fee of 0.05% of average daily net assets for the Service Shares and up to 0.25% (currently 0.15%) of average daily net assets for the Government Cash Managed Shares of the Government & Agency Securities Portfolio. For the six months ended September 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2006	Annualized Effective Rate
Government & Agency Securities Portfolio: Service Shares	$ 45,198	$ 9,909	$ 6,087.04%
Government Cash Managed Shares	146,054	—	23,837.15%

DWS-SDI has related service agreements with various firms to provide cash management and other services for Portfolio shareholders. DWS-SDI pays these firms at an annual rate of up to 0.15% of average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the six months ended September 30, 2006, the amounts charged to the Portfolio by DeIM included in reports to shareholders was as follows:

	Total Aggregated	Unpaid at September 30, 2006
Government & Agency Securities Portfolio	$ 14,040	$ 14,040

Trustees' Fees and Expenses. The Trust paid each Trustee not affiliated with the Advisor retainer fees.

3. Expense Reductions

For the six months ended September 30, 2006, the Advisor agreed to reimburse $4,941 for the Government & Agency Securities Portfolio which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolio has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances was used to reduce a portion of the Portfolio's custody and transfer agent expenses. During the six months ended September 30, 2006, the Government & Agency Securities Portfolio's custodian and transfer agent fees were reduced by $3 and $46 respectively, for the custodian and transfer agent credits earned.

4. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Trust may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolio:

Government & Agency Securities Portfolio	Six Months Ended September 30, 2006		Year Ended March 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	111,051,019	$ 111,051,019	284,212,295	$ 284,212,295
DWS Government Cash Institutional Shares	408,810,441	408,810,441	560,170,265	560,170,265
Government Cash Managed Shares	245,761,549	245,761,549	575,346,073	575,346,073
		$ 765,623,009		$ 1,419,728,633
Shares issued to shareholders in reinvestment of distributions
Service Shares	4,366,340	$ 4,366,340	6,635,559	$ 6,635,559
DWS Government Cash Institutional Shares	2,212,246	2,212,246	2,368,517	2,368,517
Government Cash Managed Shares	252,036	252,036	354,701	354,701
		$ 6,830,622		$ 9,358,777
Shares redeemed
Service Shares	(151,519,525)	$ (151,519,525)	(281,196,729)	$ (281,196,729)
DWS Government Cash Institutional Shares	(343,277,482)	(343,277,482)	(569,359,904)	(569,359,904)
Government Cash Managed Shares	(292,781,994)	(292,781,994)	(537,215,064)	(537,215,064)
		$ (787,579,001)		$ (1,387,771,697)
Net increase (decrease)
Service Shares	(36,102,166)	$ (36,102,166)	9,651,125	$ 9,651,125
DWS Government Cash Institutional Shares	67,745,205	67,745,205	(6,821,122)	(6,821,122)
Government Cash Managed Shares	(46,768,409)	(46,768,409)	38,485,710	38,485,710
		$ (15,125,370)		$ 41,315,713

6. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

7. Portfolio Mergers

On May 10, 2006, the Board of the Trust approved, in principle, the merger of the Investors Cash Trust: Government & Agency Securities Portfolio (the "Acquired Portfolio") into the Cash Account Trust: Government & Agency Securities Portfolio.

Completion of the merger is subject to a number of conditions, including final approval by each Trust's Board and approval by shareholders of the Acquired Portfolio at the shareholder meeting expected to be held on or about February 15, 2007.

Other Information

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the Trust's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

Government & Agency Securities Portfolio

Board Considerations in Connection with the Annual Review of the
Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Portfolio's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Portfolio's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Portfolio. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Portfolio since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio. The Board considered, generally, that shareholders invested in the Portfolio, or approved the investment management agreement for the Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, the Board considered its approval, subject to shareholder approval, of a merger of the Portfolio into Cash Account Trust — Government & Agency Securities Portfolio. The merger is expected to occur early in 2007.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Portfolio's gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer universe performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Portfolio's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Portfolio's gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Portfolio's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. The information provided to the Board, which included the effect of an expense cap that expired on August 1, 2006 for Service Shares, showed that the Portfolio's management fee rate was at the 13th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 fees and/or administrative services fees) were at the following percentiles of the peer universe: the 56th percentile for Government Cash Institutional Shares, the 71st percentile for Government Cash Managed Shares and the 57th percentile for Service Shares. The Board also considered the Portfolio's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds. The Board took into account the Advisor's commitment to cap total expenses for Service Shares through July 31, 2007.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the total expense ratio for each share class was above the median of the peer universe, such total expense ratios were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Portfolio in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Portfolio. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Portfolio were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and whether the Portfolio benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Portfolio. The Board concluded that the management fee rate, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Portfolio and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Portfolio. No single factor was determinative in the Board's analysis.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Principal Underwriter
DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

Institutional Funds,
Client Services
Telephone: 800 537 3177
http://moneyfunds.deam-us.db.com

SGIS-3 (11/06)

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Government & Agency Securities Portfolio, a series of Investors Cash Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Government & Agency Securities Portfolio, a series of Investors Cash Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	November 30, 2006